Long-Term Loans, Net of Current Maturities (Details 1) $ in Thousands	Dec. 31, 2017 USD ($)
Current Maturities of Long Term Loans/Long-Term Loans, Net of Current Maturities [Abstract]
2018	$ 505
2019	505
2020	505
2021	505
2022	505
2023	503
Total	$ 3,028